                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          JULY 22, 2003 (JULY 22, 2003)

                            PEROT SYSTEMS CORPORATION
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     DELAWARE                       0-22495                     75-2230700
     --------                       -------                     ----------

  (STATE OR OTHER              (COMMISSION FILE                (IRS EMPLOYER
  JURISDICTION OF                   NUMBER)                  IDENTIFICATION NO.)
   INCORPORATION)

                             2300 WEST PLANO PARKWAY
                               PLANO, TEXAS 75075
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 577-0000

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ITEM 5. OTHER EVENTS.

         Perot Systems Corporation (the "Corporation") hereby amends the Corporation's disclosure contained in Exhibit 2.1 to the Corporation's Form 8-K filed on March 7, 2003. The amended Exhibit 2.1 is filed herewith.

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
Exhibit
Number                             Description
------                             -----------
  *2.1       Stock Purchase Agreement, dated as of February 4, 2003, by and among Perot Systems Corporation, a Delaware corporation, Perot
             Systems Government Services, Inc., a Virginia corporation, Soza
             & Company, Ltd. a Virginia corporation and the stockholders of
             Soza (including Exhibit A but excluding Exhibits B, C, C-1, C-2,
             C-3, C-4, D-1, D-2, D-3, E, F-1, F-2, G and H and the
             schedules**).

*    Filed herewith.

**   The schedules and exhibits to this agreement were omitted in reliance upon
     Item 601(b)(2) of Regulation S-K. A description of each omitted schedule and exhibit is included with the agreement. PSC agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: July 22, 2003           PEROT SYSTEMS CORPORATION

                                        By:    /s/ Rex Mills
                                            ------------------------------------
                                                   Rex Mills
                                                   Assistant Secretary

                                INDEX TO EXHIBITS

Exhibit
Number                             Description
------                             -----------
*+2.1        Stock Purchase Agreement, dated as of February 4, 2003, by and among Perot Systems Corporation, a Delaware corporation, Perot
             Systems Government Services, Inc., a Virginia Corporation, Soza
             & Company, Ltd. a Virginia corporation and the stockholders of
             Soza (including Exhibit A but excluding Exhibits B, C, C-1, C-2,
             C-3, C-4, D-1, D-2, D-3, E, F-1, F-2, G and H and the
             schedules).

*    Filed herewith.

+ Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted information has been filed with the Securities and Exchange Commission.